Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Trevor Newton, President, Chief Executive and Operating Officer, Secretary and Treasurer of Stratabase (the "Company") certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 30, 2004                                               /s/
                                                                    ------------
                                                                   Trevor Newton
                                                      Chairman, President, Chief
                                                         Executive and Operating
                                                         Officer, Secretary, and
                                                                       Treasurer

A signed original of this written statement required by Section 906 has been provided to Stratabase and will be retained by Stratabase and furnished to the Securities and Exchange Commission or its staff upon request.